UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2019

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2019, United Rentals, Inc. (the “Company”) announced that effective May 8, 2019, the Board of Directors (the “Board”) of the Company has appointed Matthew J. Flannery, the Company’s current President and Chief Operating Officer, to become its next Chief Executive Officer. Michael J. Kneeland will retire as the Company’s Chief Executive Officer and, in addition to continuing to serve as a director, be appointed as non-executive Chairman of the Board on such date. The Company also announced that Jenne K. Britell will step down as Chairman and a member of the Company’s Board and Bobby J. Griffin, a member of the Board and Chairman of the Strategy Committee, will become Lead Independent Director, in each case also effective May 8, 2019.

Information with respect to Mr. Flannery required by Items 401(b) and 401(e) of Regulation S-K is contained in the Company’s Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders, filed on March 27, 2018, and is incorporated by reference into this Current Report on Form 8-K. Mr. Flannery does not have any family relationships with any of the Company’s directors or executive officers and is not party to any transactions listed in Item 404(a) of Regulation S-K.

The Company will file an amendment to this Form 8-K to report any material plan, contract or amendment to which Mr. Flannery is a party that is entered into in connection with his appointment as Chief Executive Officer.

A copy of the Company’s related press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc.*

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2019

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President – Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President – Chief Administrative and Legal Officer